Exhibit 99.1

ARMLOGI Announces EXPANSION AT THE PORT OF SAVANNAH

Eleventh Warehouse to Support Growing Demand at Key East Coast Logistics Hub

WALNUT, CA, May 30, 2024 (GlobeNewswire) -- Armlogi Holding Corp. (“Armlogi” or the “Company”) (Nasdaq: BTOC), a U.S.-based warehousing and logistics service provider that offers a comprehensive package of supply-chain solutions related to warehouse management and order fulfillment, today announced the signing of a lease for a new 733,200 square foot warehouse located close to the Port of Savannah in Georgia. The Port of Savannah’s strategic location makes it an ideal transit point connecting the United States and global markets, providing cross-border e-commerce companies from Asia with direct access to end markets, and accessing 65 percent of the U.S. population within a two-day drive by ground, water, rail or air.

As a fast-growing seaport in the United States and one of the major logistics hubs on the East Coast, the Port of Savannah is home to the largest single-terminal container facility of its kind in North America and is the third busiest container port gateway in the nation, serving 35 weekly services; the most in the U.S. According to Supply Chain Dive, a news publication that closely monitors the supply chain management industry, “rail cargo volumes reached 44,902 containers in March 2024, an increase of 22% year over year, handling close to 436,000 total Twenty-foot Equivalent Units that month, marking a 19% rise year over year.”

Aidy Chou, Chairman and CEO of Armlogi, commented, “We are thrilled to expand our operations to the Port of Savannah, a critical hub for logistics and supply chain solutions in the United States. This new warehouse will significantly enhance our capacity to serve our clients with even greater efficiency and speed. We expect this strategic location of the Port of Savannah will allow us to connect seamlessly with global markets and provide unparalleled access to a large portion of the U.S. population within two-day transit. Our continued expansion is intended to meet growing demand and foster the delivery of exceptional service to our clients.”

About Armlogi Holding Corp.

Armlogi Holding Corp., based in Walnut, CA, is a fast-growing U.S.-based warehousing and logistics service provider that offers a comprehensive package of supply-chain solutions relating to warehouse management and order fulfillment. The Company caters to cross-border e-commerce merchants looking to establish overseas warehouses in the U.S. market. With eleven warehouses covering over two million square feet, the Company offers comprehensive one-stop warehousing and logistics services. The Company’s warehouses are equipped with facilities and technology for handling and storing large and bulky items. For more information, please visit www.armlogi.com.

Safe Harbor Statement

This press release contains forward-looking statements. In addition, from time to time, we or our representatives may make forward-looking statements orally or in writing. We base these forward-looking statements on our expectations and projections about future events, which we derive from the information currently available to us. Such forward-looking statements relate to future events or our future performance, including: our financial performance and projections; our growth in revenue and earnings; and our business prospects and opportunities. You can identify forward-looking statements by those that are not historical in nature, particularly those that use terminology such as “may,” “should,” “expects,” “anticipates,” “contemplates,” “estimates,” “intends,” “believes,” “plans,” “projected,” “predicts,” “potential,” or “hopes” or the negative of these or similar terms. In evaluating these forward-looking statements, you should consider various factors, including: our ability to change the direction of the Company; our ability to keep pace with new technology and changing market needs; and the competitive environment of our business. These and other factors may cause our actual results to differ materially from any forward-looking statement. Forward-looking statements are only predictions. We are not obligated to publicly update or revise any forward-looking statement, whether as a result of uncertainties and assumptions. The forward-looking events discussed in this press release and other statements made from time to time by us or our representatives, may not occur, and actual events and results may differ materially and are subject to risks, uncertainties, and assumptions about us.

Company Contact:

info@armlogi.com

Investor Relations Contact:

Matthew Abenante, IRC

President

Strategic Investor Relations, LLC

Tel: 347-947-2093

Email: matthew@strategic-ir.com